Exhibit 10.113

         NEITHER THIS DEBENTURE NOR THE UNDERLYING COMMON SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE CORPORATION WILL NOT TRANSFER THIS DEBENTURE, OR ANY COMMON SHARES ISSUED PURSUANT TO ITS CONVERSION PROVISION, UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH NOTE OR SHARES UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS,
(ii) IT FIRST RECEIVES A LETTER FROM AN ATTORNEY, ACCEPTABLE TO THE BOARD OF DIRECTORS OR ITS AGENTS, STATING THAT IN THE OPINION OF THE ATTORNEY THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (iii) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.


                                             PLAY CO. TOYS & ENTERTAINMENT CORP.
                                                          a Delaware Corporation


                                             5% CONVERTIBLE SECURED SUBORDINATED
                                                 DEBENTURE DUE DECEMBER 31, 1999



     Section 1. Terms: PLAY CO. TOYS & ENTERTAINMENT CORP., a Delaware corporation ("Corporation") for value received, hereby promises to pay to FRAMPTON INDUSTRIES, LTD., a British Virgin Islands corporation ("Holder"), or subject to Section 6 herein the Holder's assigns, the principal sum of FIVE HUNDRED THOUSAND and 00/100 ($500,000.00) DOLLARS on December 31, 1999, and on the 1st day of March 1999 and every month thereafter, to pay all accrued but as yet unpaid interest on such outstanding principal, accrued as of the end of the preceding month, until this Debenture has been paid in full or converted pursuant to Section 6 hereto. Interest on the outstanding principal amount shall accrue at the rate of five (5%) percent per annum from the Funding Date.

     1.1. Holder, by signing this Debenture, agrees to fund the Five Hundred Thousand and 00/100 ($500,000.00) Dollars on or before January 29, 1999 (the "Funding Date").

     Section 2. Payments: Payments of interest shall be made in lawful money of the United States of America to Holder at the address provided by the Holder, as appears on this instrument below or at such other addresses as sent by Holder to the Corporation by certified United States mail at least ten (10) days before said payment date.

     Section 3. Default: The occurrence of one or more of the following events shall constitute an event of default:

     3.1. Continued nonpayment of the interest due on this Debenture for more than thirty (30) days beyond the payment date when due.

     3.2. The nonpayment of the principal of this Debenture when the same shall have become due and payable.

     3.3. The entry of a decree or order by a court having jurisdiction in the premises adjudging the Corporation a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Corporation under the Federal Bankruptcy Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, or trustee of the Corporation, or any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days.

     3.4. The institution by the Corporation of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, or trustee of the Corporation, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Corporation in furtherance of any such action.

     3.5. Default in the obligation of the Corporation to any lender for borrowed money, other than this Debenture, which shall continue for a period of three (3) days after the expiration of any "cure period", or a default under the Security Agreement securing this Debenture, which default is acted upon by such lender.

     Section 4. Acceleration: At the option of the Holder, and without demand or notice, all principal and any unpaid interest shall become immediately due and payable upon a default as set forth in Section 3 above, subject to the provisions of Section 4 hereof.

     Section 5. Subordination:

     5.1. The rights of the Holder under the terms of this Debenture shall be subordinated to:

     5.1.1. Any sums due or to become due to Finova Capital Corporation its successors or assigns pursuant to a certain Loan and Security Agreement executed on January 21, 1998 and the secured debt due The Hoepner Corporation.. The Holder of this Debenture agrees to enter into any reasonable Intercreditor Agreement proposed by Finova Capital Corporation.

     5.1.2. Modifications, renewals, extensions, and refundings of any such indebtedness, liabilities or obligations; unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such indebtedness, liabilities or obligations or such modification, renewal, extension or refunding thereof are not superior in right of payment to this Debenture.

     5.2. The rights of the Holder, under the terms of this Debenture shall be superior to any obligation due any holder of the common shares of the Corporation arising solely out of the fact that such person is an owner of the common shares of the Corporation and the claims of unsecured creditors except as specifically provided for above.

     5.3. All sums due to the Holder pursuant to this Debenture shall be secured by a lien on all of the assets of the Corporation pursuant to a certain Subordinated Security Agreement entered into simultaneously herewith and shall be subject to the provisions of the aforesaid Intercreditor and Subordination Agreement between Holder and Finova Capital Corporation.

     Section 6. Conversation Privilege and Call Provision:

     6.1. The Holder is hereby granted the right to purchase up to such number of shares of Series E Preferred Stock ("Series E Shares") as the amount of this Debenture multiplied by .10 shall equal (20 cents being the closing bid price of such shares on the date of approval of this loan by Holder, i.e., November 13, 1998 and .10 being fifty (50%) percent thereof). The option is exercisable at any time prior to December 31, 1999 at an exercise price set forth above, i.e., 10 cents per share. The Holder may convert all or part of the principal and accrued but unpaid interest at the conversion date. In order to convert, the Holder must surrender this Debenture to the Corporation at the Corporation's principal office and the Corporation shall, as promptly as practicable after the surrender, deliver to the Holder a certificate or certificates representing the number of fully paid and nonassessable Series E Shares of the Corporation into which this Debenture may be converted and if appropriate issue a check in good funds to the Holder for any sum which may remain due under this Debenture and has not been used to buy Series E Shares as hereinabove set forth.

     6.2. No payment or adjustment shall be made upon any conversion with respect to any interest accrued on any debenture surrendered for conversion prior to an interest payment date or to any dividend on the common stock delivered upon conversion.

     Section 7. Early Demand for Payment:

     7.1.  Provided  that this  Debenture  has not been  converted  pursuant  to
Section 6 hereof, on or after the termination of the Finova Capital Corporation Loan and Security Agreement, and the payment in full of all obligations due Finova, its successors or assigns, the Holder of this Debenture may notify the Corporation of such Holder's desire to be paid all outstanding principal and interest. The Corporation shall pay such Holder all such principal and interest within ten (10) days of such demand notice. The outstanding balance shall continue to bear interest at the rate of eighteen (18%) percent per annum until paid commencing ten (10) days after such demand notice (the "Default Rate").

     7.2. Upon delivery of such notice by the Holder to the Corporation, Holder's right to convert pursuant to Section 6 hereof shall cease. Upon receipt of the final payment hereon, the Holder shall immediately deliver this Debenture to the Corporation marked "paid-in-full."

     Section 8. OMITTED INTENTIONALLY

     Section 9. Effect of Mergers, etc. on Conversion Privilege: In case of any capital reorganization, or of any reclassification of the Series E Shares of the Corporation or in case of the consolidation or merger of the Corporation with or into any other corporation or of the sale, lease or other disposition of the properties and assets of the Corporation as, or substantially as, an entirety to any other corporation, there shall be no adjustment of the conversion ratio hereof but the Debenture shall, after such capital reorganization, reclassification of Series E Shares, consolidation, merger or sale, lease, or other disposition, be convertible into the kind and amount of shares or other securities or property (including cash) to which the holder of the number of Series E Shares deliverable (immediately prior to the time of such capital reorganization, reclassification of Series E Shares, consolidation, merger, sale, lease or other disposition) upon conversion of the Debenture would have been entitled upon such capital reorganization, reclassification of Series E Shares, consolidation, merger, sale, lease or other disposition.

     Section 10. Corporation to Reserve Common Shares: The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Series E Shares, or its issued Series E Shares held in its treasury, or both, for the purpose of effecting conversion of the Debentures, the full number of Series E Shares of then deliverable upon the conversion of the Debentures not theretofore converted; and if at any time the number of authorized but unissued Series E Shares shall not be sufficient to effect the conversion of all Debentures, the Corporation will take such corporate action as may in the opinion of its counsel be necessary to increase its authorized but unissued Series E Shares to such number of shares as shall be sufficient for that purpose.

     Section 11. Laws: The Laws of the State of Delaware shall apply in construing this Debenture.

     Section 12. Fractional Shares: Fractional Shares or script representing Fractional Shares may be issued upon the exercise of this Debenture.

     Section 13. Assignment, Exchange, or Loss of Debenture:

     13.1. Subject to the restrictions appearing at the start of this Debenture, upon presentation and surrender of this Debenture to the Corporation at its principal office or at the office of its stock transfer agent, if any, with the assignment form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Corporation shall, without charge, execute and deliver a new debenture in the name of the assignee named in such instrument of assignment and this Debenture shall promptly be cancelled.

     13.2. This Debenture is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Corporation at its principal office, or at the office of its stock transfer agent, if any, for other debentures of different denominations entitling the Holder to purchase, in the aggregate, the same number of Shares purchasable hereunder.

     13.3. Upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Debenture, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Debenture, the Corporation will execute and deliver a new debenture, which shall constitute an additional contractual obligation on the part of the Corporation, whether or not this Debenture is lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

     Section 14. Rights of the Holder: The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Corporation, either at law or equity. The rights of the Holder are limited to those expressed in this Debenture and are not enforceable against the Corporation except to the extent set forth herein. The Holder shall, however, possess the same right to inspect the books and records of the Corporation, including financial records, as is provided by Delaware law to a shareholder of the Corporation.

     Section 15. OMITTED INTENTIONALLY

     Section 16. OMITTED INTENTIONALLY

     Section 17. OMITTED INTENTIONALLY

     Section 18. Restrictions on Amendments to Articles of Incorporation: The Corporation hereby agrees that for so long as this Debenture is issued and outstanding, and the Holder has not made an early demand for payment pursuant to
Section 7 hereof, and the Holder has not exercised the Holder's conversion privilege to Section 6 hereof, that the Corporation will not cause its Articles of Incorporation to be amended or restated without the express written consent of the Holder hereof.

     Section 19. Restrictions on Transfer: This Debenture has not been registered under the Securities Act of 1933. This Debenture, or any right hereunder, may not be enforced against the Corporation by any Holder, except the original Holder herein, (i) unless there is an effective registration covering such note or underlying right under the Securities Act of 1933 and applicable state securities laws, (ii) unless the Corporation receives an opinion of an attorney, licensed to practice within the United States, that the transfer of the Debenture, or any underlying right, complies with the requirements of the Securities Act of 1933 and any relevant state securities law, or (iii) unless the transfer is made pursuant to Rule 144 under the Securities Act of 1933.

     Section 20. Any place the word "Corporation" is used in this Debenture it shall refer to PLAY CO. TOYS & ENTERTAINMENT CORP. and any subsidiary or affiliated corporation formed by it to acquire a portion of the assets and business of PLAY CO. TOYS & ENTERTAINMENT CORP. to operate as an independent chain of retail stores under the name "Toys International" or such other name as may be chosen from time to time by the Corporation.

     Section 21. Notices: Any notices permitted or required under this Agreement shall be deemed given upon the date of personal delivery or forty-eight (48) hours after deposit in the United States mail, postage fully prepaid, return receipt requested, addressed:


to the Corporation at:                                        550 Rancheros Drive
                                                              San Marcos, CA  92069

to the Holder at:                                             P.O. Box 120
                                                              Zurich, Switzerland 8034

With Copies to:                                               Todtman, Nachamie, Spizz & Johns, P.C.
                                                              425 Park Avenue
                                                              New York, New York  10022
                                                              Attention:  Barton Nachamie, Esq.

or at any other address as any party may, from time to time, designate by notice given in compliance with this Section.

     Section 22. Pronouns: Any masculine personal pronoun shall be considered to mean the corresponding feminine or neuter personal pronoun, as the context requires.

     Section 23. Titles and Captions: All section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor effect the interpretation of this Agreement.

     Section 24. Computation of Time: In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday or a legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday or legal holiday, in which event the period shall run until the end of the next day thereafter which is not a Saturday, Sunday or legal holiday.

     Section 25. Presumption: This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

     Section 26. Further Action: The parties hereby shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

     Section 27. Parties in Interest: Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

     Section 28. Attorney Fees: If suit or action is instituted in connection with any controversy arising out of this Debenture, or in the enforcement of any rights hereunder, the prevailing party shall be entitled to recover, in addition to costs, such sums as the Court may adjudge as reasonable attorney fees, including attorney fees of any appeal.

     Section 29. The Corporation acknowledges and agrees to use the funds provided to it by Holder for the sole purpose of acquiring Inventory and for working capital purposes.

     IN WITNESS WHEREOF, PLAY CO. TOYS & ENTERTAINMENT CORP., has executed this Debenture to be effective as of the 11th day of November, 1998.

PLAY CO. TOYS & ENTERTAINMENT CORP.
A Delaware Corporation


By____________________________________

AGREED TO:
FRAMPTON INDUSTRIES, LTD.


By_______________________________

90885-1